UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 4, 2003
                                                         ---------------


                          FRANKFORT FIRST BANCORP, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                      0-26360                   61-1271129
-------------------------------     ------------          ----------------------
(State or other jurisdiction of     (Commission              (I..R.S. Employer
 incorporation or organization)     file number)          Identification Number)


           216 West Main Street, Frankfort, Kentucky         40602
           -----------------------------------------------------------
          (Address of principal executive offices)         (Zip Code)

      Registrant's telephone number, including area code:  (502) 223-1638

                                 Not Applicable
          ------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS
---------------------

     The Board of Directors of Frankfort First Bancorp, Inc. (the "Company"), has announced its appointment of David R. Harrod to serve as Director of the Company. Mr. Harrod will serve the remaining term of the three year term of Director David G. Eddins, who was killed in a tragic accident. Mr. Harrod qualifies as an "independent" director pursuant to Rule 4200 (15) of the National Association of Securities Dealers Manual, Section 10A(m) of the Securities Exchange Act of 1934, as amended, and Rule 10A-3 promulgated thereunder. Mr. Harrod will also serve on the Company's Audit Committee and will be designated that committee's "audit committee financial expert," as defined under the regulations of the Securities and Exchange Act of 1934, as amended, promulgated by the Securities and Exchange Commission as directed by the Sarbanes-Oxley Act of 2002.

     Mr. Harrod is a Certified Public Accountant and is the principal at Harrod and Associates, P.S.C., a public accounting firm in Frankfort, Kentucky. Neither Harrod and Associates, P.S.C. nor any of its principals is, or has been, engaged as the Company's independent auditor within the past five years. Mr. Harrod has been employed in public accounting for over twenty-two years.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a) Not applicable.


     (b) Not applicable.


     (c) The following exhibit is filed herewith:


         Exhibit 99               Press Release dated August 4, 2003


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
-------------------------------------------------------

     On August 4, 2003, the Company issued a press release announcing its unaudited financial results for the quarter and fiscal year ended June 30, 2003. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               FRANKFORT FIRST BANCORP, INC.


DATE:  August 4, 2003                          By:/s/Don D. Jennings
                                                  -------------------------
                                                  Don Jennings
                                                  President and Chief Executive
                                                   Officer